UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2011 (April 13, 2011)

TURKPOWER CORPORATION
(formerly Global Ink Supply Co.)
(Exact name of registrant as specified in charter)

Delaware	000-52630	26-2524571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, Suite 1600
New York, New York 10017
 (Address of Principal Executive Offices)

(212) 984-0628
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2011, James Dale Davidson was appointed a director of TurkPower Corporation (the “Company”).  For his services as a director, Mr. Davidson will receive (i) annual compensation in the amount of $50,000 and (ii) 2,000,000 shares of common stock of the Company, which was granted upon Mr. Davidson’s appointment as director, and 2,000,000 additional shares of common stock of the Company, which will be granted on the 18 month anniversary of Mr. Davidson’s being a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURKPOWER CORPORATION

Date: April 19, 2011	By:	/s/ Ryan E. Hart

Name: Ryan E. Hart
Title: Executive Chairman and Director